UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

CV THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

2. To approve the Company’s amended and restated Employee Stock Purchase Plan.

3. To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2008.

4. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

MARK HERE FOR ADDRESS CHANGE _ AND NOTE BELOW: Dated: , 2008

H&H 20946 4/25/8 proof 5

Please detach here

Signature(s) in Box

Please sign exactly as your name appears hereon. Joint owners should each sign. Executors, administrators, trustees, guardians or other fiduciaries should give full title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

COMPANY #

There are three ways to vote your Proxy

Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE — TOLL FREE — 1-800-560-1965 — QUICK___ EASY ___ IMMEDIATE

Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week until 12:00 p.m. noon (CT) on

May 19, 2008.

Please have your proxy card and the last 4-digits of your U.S. Social Security Number or Tax Identification

Number available. Follow the simple instructions the voice provides you.

VOTE BY INTERNET — http://www.eproxy.com/cvtx/ — QUICK ___ EASY ___ IMMEDIATE

Use the Internet to vote your proxy 24 hours a day, 7 days a week until 12:00 p.m. noon (CT) on May 19, 2008.

Please have your proxy card and the last 4-digits of your U.S. Social Security Number or Tax Identification

Number available. Follow the simple instructions to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we’ve provided or return it to

CV Therapeutics, Inc., c/o Shareowner Services,SM P.O. Box 64873, St. Paul, MN 55164-0873.

If you vote by Phone or Internet, please do not mail your Proxy Card

For _ Against _ Abstain

For _ Against _ Abstain

For _ Against _ Abstain

For _ Against _ Abstain

The Board of Directors recommends a vote FOR the

election of all nominees listed in Proposal 1 and a vote

FOR Proposals 2 and 3 (and 4, if called for at the meeting).

1. To elect two (2) directors of the Company, each to serve until the 2011 Annual Meeting of Stockholders and until his successor has been elected and qualified or until his earlier resignation or removal.

Nominees: 01 Santo J. Costa

02 Joseph M. Davie, M.D., Ph.D.

CV THERAPEUTICS, INC.

ANNUAL MEETING OF STOCKHOLDERS

Tuesday, May 20, 2 008 8:00 a.m.

3172 Porter Drive Palo Alto, California 94304

CV THERAPEUTICS, INC.

3172 Porter Drive proxy Palo Alto, California 94304

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCK HOLDERS TO BE HELD ON MAY 20, 2008

The undersigned hereby appoints Louis G. Lange, M.D., Ph.D. and Daniel K. Spiegelman, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to represent and to vote all shares of stock of CV Therapeutics, Inc. (the “Company”), which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at 3172 Porter Drive, Palo Alto, California 94304 on Tuesday, May 20, 2008, at 8:00 a .m. local time, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the Annual Meeting.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS IN PROPOSAL 1 AND FOR APPROVAL OF PROPOSALS 2 AND 3, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

See reverse for voting instructions.